DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      The Lexington Growth and Income Fund appreciated by 26.46%* for the year ended December 31, 1996. This compares to a 20.78% return for the average growth and income fund monitored by Lipper Analytical Services, Inc. during the period.

      Contributing to the Fund's above average performance during the year were significant weightings in the energy, financial and pharmaceutical sectors. Also contributing were positions in selected technology and consumer growth stocks. Our analysis led us to investments in several companies that were undergoing major restructurings. These benefitted the Fund and remain a significant part of our investment process.

      The positive economic forces that serve as a backdrop for the financial markets have not changed materially over the course of the past year. A year ago we discussed the favorable environment for stocks based on: moderate economic growth, low inflation, a benign interest rate environment, positive earnings growth, and a favorable supply/demand dynamic for stocks. Although the perception of these issues varied considerably during the year contributing to some volatility in the bond market, by year end rates were 60 basis points higher (6.6% vs. 6.0%), and the unmanaged Standard and Poor's 500 Stock Price Index provided a total return of nearly 23%. Helping fuel that rise was the strong cash flow into equity mutual funds while corporations continued to be aggressive buyers of their own stock. Earnings provided modest support for higher stock prices rising 8%.

      As 1997 begins we see more similarities to last year than differences.The U.S. economy appears to be on a continued moderate growth curve, inflation has yet to show up in the commonly watched statistics, earnings should be able to grow 7-10%, and money flows into equity mutual funds appear strong. Much like last year, we expect that changes in perceptions as to these issues will cause some volatility in the markets, but at the end of the day we expect this scenario to result in a bond market that does not move significantly in either direction, and a stock market that can generate a total return of 8 to 12%.

      Although the differences between the current environment and that of early 1995 may be few, they can be significant. 1) Stock valuations are less attractive. The price earnings multiple for the unmanaged Standard and Poor's 500 StockPrice Index entering 1996 was 15.5 times estimated earnings, and currently stands at 17.5 times 1997 estimated earnings. At current interest rate and inflation levels, that valuation level does not appear excessive, however, there is less margin for error. 2) While reported inflation remains benign, pressures are building.Wages have been rising for sometime, with corporations able to offset these increases with increased productivity and aggressive control of benefit costs. As the economic expansion matures, these become more difficult to sustain. Additionally, energy and food costs have been rising and although the markets have so far ignored them, further upward pressure would force the markets to pay attention. 3) Estimates of only moderate earnings growth do not permit much room for disappointment which can come from several directions: The previously discussed wage pressures, strong dollar, higher energy costs, and less than expected demand either domestically, or from overseas.

      Thus, despite our generally positive outlook for stocks this year, market risks have clearly increased. We have taken some initial steps in moving the Fund to a slightly defensive posture by eliminating positions where valuations appeared extreme and increasing our exposure to more attractively valued stocks, particularly in the insurance sector. This strategy had a negative effect on the Fund's performance in the fourth quarter as the market rose sharply, but we expect it to be a positive contributor as we move forward.

      We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.


                                    Sincerely,


/s/  Alan H. Wapnick                                 /s/ Robert M. DeMichele
--------------------                                 -----------------------
     Alan H. Wapnick                                     Robert M. DeMichele
     Portfolio Manager                                   President
     February, 1997                                      February, 1997



                                    CHART/BEGIN
              Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Growth and Income Fund, Inc., and the unmanaged Standard & Poor's 500 Stock Price Index form 12/31/86 through 12/31/96
                                    CHART/END



* 26.46%, 13.82% and 11.58% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Total return represents past performance and are not predictive of future results.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996


   NUMBER                                                        VALUE
  OF SHARES              SECURITY                              (NOTE 1)
--------------------------------------------------------------------------------

             COMMON STOCKS: 96.4%

             BANKING: 1.9%
    36,000   Citicorp ...............................           $3,708,000
                                                                ----------

             CAPITAL EQUIPMENT: 5.8%
    37,300   Boeing Company .........................            3,967,787
    90,400   Ingersoll-Rand Company .................            4,022,800
    38,600   Lockheed Martin Corporation ............            3,531,900
                                                                ----------
                                                                11,522,487
                                                                ----------

             CHEMICALS: 1.9%
    97,000   Monsanto Company .......................            3,770,875
                                                                ----------

             CONSUMER-DURABLE GOODS: 2.2%
    74,200   Nike, Inc. .............................            4,433,450
                                                                ----------
             CONSUMER-NON DURABLE GOODS: 7.6%
    46,200   CPC International, Inc. ................            3,580,500
    77,400   Crown Cork & Seal Company, Inc. ........            4,208,625
   100,000   Hasbro, Inc. ...........................            3,887,500
    82,000   Hershey Foods Corporation ..............            3,587,500
                                                                ----------
                                                                15,264,125
                                                                ----------

             DRUGS: 1.7%
    40,000   Pfizer, Inc. ...........................            3,315,000
                                                                ----------

             ELECTRICAL AND ELECTRONICS: 3.7%
   270,000   Data General Corporation1 ..............            3,915,000
    51,900   Honeywell, Inc. ........................            3,412,425
                                                                ----------
                                                                 7,327,425
                                                                ----------

             ENERGY SOURCES: 9.6%
   222,200   Calpine Corporation1 ...................            4,444,000
    80,700   Diamond Offshore Drilling, Inc.1 .......            4,599,900
    25,900   Mobil Corporation ......................            3,166,275
    33,000   Texaco, Inc. ...........................            3,238,125
   101,850   Williams Companies, Inc. ...............            3,819,375
                                                                ----------
                                                                19,267,675
                                                                ----------

             FINANCIAL SERVICES: 16.9%
    63,000   Ace, Ltd. ..............................            3,787,875
    30,000   American International Group ...........            3,247,500
    63,800   Aon Corporation ........................            3,963,575
    86,000   Conseco, Inc. ..........................            5,482,500
    97,000   Federal National Mortgage Association ..            3,613,250
    59,000   Foremost Corporation of America ........            3,540,000
    88,800   NAC Re Corporation .....................            3,008,100
    37,000   NationsBank Corporation ................            3,616,750
    84,000   Norwest Corporation ....................            3,654,000
                                                                ----------
                                                                33,913,550
                                                                ----------

             HEALTH & PERSONAL CARE: 9.4%
    74,000   Abbott Laboratories ....................            3,755,500
    76,700   Becton, Dickinson & Company ............            3,326,862
    17,900   PacifiCare Health Systems, Inc.1 .......            1,523,737
    53,400   SmithKline Beecham Plc (ADR) ...........            3,631,200
    56,000   United Healthcare Corporation ..........            2,520,000
    55,200   Warner-Lambert Company .................            4,140,000
                                                                ----------
                                                                18,897,299
                                                                ----------

             HOUSEHOLD PRODUCTS: 1.9%
    35,100   Procter & Gamble Company ...............            3,773,250
                                                                ----------

             MACHINERY:  1.9%
    76,200   Dover Corporation ......................            3,829,050
                                                                ----------

             MATERIALS: 7.7%
   118,000   Avery-Dennison Corporation .............            4,174,250
   150,000   Canadian Pacific, Ltd. .................            3,975,000
    78,600   Newmont Gold Company ...................            3,438,750
    85,000   Praxair, Inc. ..........................            3,920,625
                                                                ----------
                                                                15,508,625
                                                                ----------

             MEDICAL PRODUCTS & SUPPLIES: 1.7%
    67,800   Johnson & Johnson ......................            3,373,050
                                                                ----------

             MERCHANDISING: 5.9%
   105,600   Borders Group, Inc.1 ...................            3,788,400

   124,000   GAP, INC ...............................            3,735,500
   100,000   Safeway, Inc.1 .........................            4,275,000
                                                                ----------
                                                                11,798,900
                                                                ----------

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996 (continued)

   NUMBER                                                        VALUE
  OF SHARES              SECURITY                              (NOTE 1)
--------------------------------------------------------------------------------

             MULTI-INDUSTRY: 3.7%
    50,800   AlliedSignal, Inc. .....................           $3,403,600
    76,500   Tyco International, Ltd. ...............            4,044,937
                                                              ------------
                                                                 7,448,537
                                                              ------------

             SERVICES: 8.6%
    67,800   Computer Associates International, Inc.             3,373,050
    92,900   Ecolab, Inc. ...........................            3,495,363
    37,100   Schlumberger, Ltd. .....................            3,705,363
   126,200   Service Corporation International ......            3,533,600
    98,100   WMX Technologies, Inc. .................            3,200,513
                                                              ------------
                                                                17,307,889
                                                              ------------

             TRANSPORTATION: 4.3%
    69,300   Union Pacific Corporation ..............            4,166,663
   148,565   Union Pacific Resources Group, Inc. ....            4,345,526
                                                              ------------
                                                                 8,512,189
                                                              ------------

             TOTAL COMMON STOCKS
             (cost $159,279,756)                               192,971,376
                                                              ------------

PRINCIPAL AMOUNT
----------------

             SHORT-TERM INVESTMENTS:  4.2%
$5,500,000   Federal Home Loan
             Mortgage Corporation
               5.4%, due 01/02/97                                5,499,175
 1,700,000   United States Treasury Bill
               5.22%, due 01/02/97                               1,699,694
 1,300,000   United States Treasury Bill
               5.36%, due 08/21/97                               1,256,996
                                                              ------------

             TOTAL SHORT-TERM INVESTMENTS
             (cost $8,455,381)                                   8,455,865
                                                              ------------

             TOTAL INVESTMENTS:  100.6%
             (cost $ 167,735,137+)(Note 1)                     201,427,241

             Liabilities in excess of other assets:
                (0.6%)                                         (1,118,173)
                                                              ------------

             TOTAL NET ASSETS:  100.0%
             (equivalent to $18.56 per share on
                10,790,208 shares outstanding)                $200,309,068
                                                              ============



----------
1 Non-income producing security.
ADR--American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.




    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
Investments, at value
  (cost $167,735,137) (Note 1) ........................       $201,427,241
Cash ..................................................            106,257
Receivable for shares sold ............................            280,630
Dividends and interest receivable .....................            187,553
                                                              ------------
  Total Assets ........................................       $202,001,681
                                                              ------------
LIABILITIES
Due to Lexington Management Corporation
  (Note 2) ............................................             96,234
Payable for shares redeemed ...........................             77,365
Distributions payable .................................          1,328,178
Accrued expenses ......................................            190,836
                                                              ------------
  Total Liabilities ...................................          1,692,613
                                                              ------------
NET ASSETS (equivalent to $18.56 per share on
  10,790,208 shares outstanding) (Note 4) .............       $200,309,068
                                                              ============

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000
  shares, $.001 par value per share ...................            $10,790
Additional paid-in capital (Note 1) ...................        163,523,343
Accumulated net realized gain on
  investments (Note 1) ................................          3,082,831
Unrealized appreciation of investments ................         33,692,104
                                                              ------------
  TOTAL NET ASSETS ....................................       $200,309,068
                                                              ============




LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1996

INVESTMENT INCOME
  Dividends ......................  $2,208,019
  Interest .......................     367,074
                                    ----------
                                     2,575,093
Less: foreign tax expense ........       6,755
                                    ----------
    Total investment income ..................   $ 2,568,338

EXPENSES
  Investment advisory fee (Note 2)   1,118,691
  Distribution expense (Note 3) ..     224,986
  Transfer agent and shareholder
    servicing expense (Note 2) ...     159,069
  Accounting expenses (Note 2) ...     108,905
  Printing and mailing expenses ..      64,312
  Registration fees ..............      37,449
  Professional fees ..............      36,585
  Custodian expense ..............      22,189
  Computer processing fees .......      21,657
  Directors' fees and expenses ...      17,190
  Other expenses .................      44,378
                                     ---------
        Total expenses .......................     1,855,411
                                                 -----------
        Net investment income ................       712,927

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(NOTE 5)
Net realized gain on
  investments ................................    14,853,714
Net change in unrealized appreciation on
  investments ................................    22,564,960
                                                 -----------
Net realized and unrealized gain on
  investments ................................    37,418,674
                                                 -----------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ............................   $38,131,601
                                                 ===========





  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1996 and 1995
                                                 1996            1995
                                            ------------    ------------

Net investment income                       $    712,927    $  1,804,733
Net realized gain on investments              14,853,714      15,931,202
Net change in unrealized
  appreciation of investments                 22,564,960       9,051,101
                                            ------------    ------------
  Net increase in net assets
    resulting from operations                 38,131,601      26,787,036
Distributions to shareholders from
  net investment income                       (1,197,624)     (1,809,688)
Distributions to shareholders from
  net realized gains on investments          (11,924,849)    (13,290,821)
Increase in net assets from
  capital share transactions
  (Note 4)                                    36,399,400       2,925,345
                                            ------------    ------------
  Net increase in net assets                  61,408,528      14,611,872

NET ASSETS:
  Beginning of period                        138,900,540     124,288,668
                                            ------------    ------------
  End of period (including undistributed
    net investment income of $0 and
    $695,588, respectively)(Note 1)         $200,309,068    $138,900,540
                                            ============    ============


The Notes to Financial Statements are an integral part of these statements.


LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995

1.  SIGNIFICANT ACCOUNTING  POLICIES
Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER
    TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1996.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $231,009 which were incurred by the Fund, but paid by LMC.

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995 (continued)


3.  DISTRIBUTION PLAN
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1996 were $224,986 and are set forth in the statement of operations.

4.  CAPITAL STOCK
Transactions in capital stock were as follows:

                                             Year ended
                          December 31, 1996              December 31, 1995
                      --------------------------       ------------------------
                       Shares          Amount          Shares          Amount
                      ---------      -----------       -------       ----------
Shares sold ....      3,754,824      $69,417,382       423,165       $6,632,289
Shares issued on
reinvestment of
dividends ......        615,141       11,475,109       854,913       13,393,562
                      ---------      -----------       -------       ----------
                      4,369,965       80,892,491     1,278,078       20,025,851
Shares redeemed      (2,423,985)     (44,493,091)   (1,087,805)     (17,100,506)
                      ---------      -----------       -------       ----------
Net increase ...      1,945,980      $36,399,400       190,273       $2,925,345
                      =========      ===========       =======       ==========



5. PURCHASES AND SALES OF INVESTMENT SECURITIES The cost of securities purchased and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $178,329,101 and $161,371,526, respectively. At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $34,857,952 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,165,848.

6.  INVESTMENT AND CONCENTRATION RISKS
The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:



                                                                     1996          1995          1994          1993          1992
                                                                    ------        ------        ------        ------        ------
Net asset value, beginning of period .........................      $15.71        $14.36        $16.16        $16.25        $16.39
                                                                    ------        ------        ------        ------        ------
Income (loss) from investment operations:
  Net investment income ......................................        0.07          0.22          0.17          0.21          0.23
  Net realized and unrealized gain (loss) on investments .....        4.08          3.00          (.68)         1.94          1.79
                                                                    ------        ------        ------        ------        ------
Total income (loss) from investment operations ...............        4.15          3.22          (.51)         2.15          2.02
Less distributions:
  Dividends from net investment income .......................       (0.13)        (0.22)        (0.16)        (0.21)        (0.32)
  Distributions from net realized gains ......................       (1.17)        (1.65)        (0.91)        (2.03)        (1.84)
  Distributions in excess of net realized gains (temporary
     book-tax difference) ....................................          --            --          (.22)           --            --
                                                                    ------        ------        ------        ------        ------
Total distributions ..........................................       (1.30)        (1.87)        (1.29)        (2.24)        (2.16)
                                                                    ------        ------        ------        ------        ------
Net asset value, end of period ...............................      $18.56        $15.71        $14.36        $16.16        $16.25
                                                                    ======        ======        ======        ======        ======
Total return .................................................      26.46%        22.57%        (3.11%)       13.22%        12.36%
Ratios to average net assets:
  Expenses ...................................................       1.13%         1.09%         1.15%         1.29%         1.20%
  Net investment income ......................................       0.43%         1.38%         1.06%         1.20%         2.57%
Portfolio turnover ...........................................     101.12%       159.94%        63.04%        93.90%        88.13
Average commissions paid per share on equity securities
  transactions* ..............................................       $0.07            --            --            --            --
Net assets at end of period (000's omitted) ..................    $200,309      $138,901      $124,289      $134,508      $126,241


*In accordance with recent SEC disclosure guidelines, the average commission is calculated for the current period, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Growth and Income Fund, Inc.:

      We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Growth and Income Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Growth and Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
February 14, 1997

--------------------------------------------------------------------------------
                                   LEXINGTON
--------------------------------------------------------------------------------

                                    LEXINGTON
                                     GROWTH
                                       AND
                                     INCOME
                                   FUND, INC.

--------------------------------------------------------------------------------

                       Seeks capital appreciation over the
                        long term through investments in
                        the stocks of large, ably managed
                          and well financed companies.

--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1996
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies



LEXINGTON
GROWTH AND INCOME FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



--------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
--------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------



This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

      AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                                   ----------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                                   ----------

CHECK WRITING PRIVILEGES--Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.
                                   ----------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                                   ----------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.
                                   ----------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                                   ----------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long term capital appreciation through investments primarily in equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

LEXINGTON TAX FREE MONEY FUND,  INC.--Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.



For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.